[CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, John A. Johnson, Chief Executive Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 29, 2004           /s/ John A Johnson
         -----------------           -------------------------------------------
                                     John A. Johnson, Chief Executive Officer
                                     (principal executive officer)


I, Kimberley E. Wooding, Chief Financial Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 29, 2004         /s/ Kimberley E. Wooding
         -----------------         ---------------------------------------------
                                   Kimberley E. Wooding, Chief Financial Officer
                                   (principal financial officer)